UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2010

Encompass Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-31451	95-4756822
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

310 California Ave # 554, Reno, Nevada 89509
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code
(415) 259-4108

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective June 23, 2010, the Company completed a one-for one thirty (1-for-30) reverse stock split of its issued and outstanding Class A Common Stock. After reverse stock split, the Company will have approximately 24,667,147 shares of Common Stock issued and outstanding.

The Company’s new trading symbol is ECMHD. The “D” will be removed from the trading symbol twenty (20) business days from June 23, 2010.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCOMPASS HOLDINGS, INC.

Dated: June 28, 2010	By:	/s/ J. Scott Webber
Chief Executive Officer